UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 342-3400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously disclosed, on April 13, 2016, Peabody Energy Corporation, a Delaware corporation (“Peabody Energy” or the “Company”) and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with the Company, the "Debtors" and, on and after April 3, 2017, the "Reorganized Debtors"), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). The Debtors' Chapter 11 cases (collectively, the "Chapter 11 Cases") were jointly administered under the caption In re Peabody Energy Corporation, et al., Case No. 16-42529. Also as previously disclosed, on December 22, 2016, the Debtors filed with the Bankruptcy Court a Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and a related Disclosure Statement. On January 25, 2017, the Debtors filed with the Bankruptcy Court the First Amended Joint Plan of Reorganization and the First Amended Disclosure Statement. On January 27, 2017, the Debtors filed with the Bankruptcy Court the Second Amended Joint Plan of Reorganization (as further amended, the “Plan”) and the Second Amended Disclosure Statement (as amended, the “Disclosure Statement”) to address certain modifications resulting from a hearing before the Bankruptcy Court on January 26, 2017. Thereafter, on January 27, 2017, the Bankruptcy Court issued an order approving the Disclosure Statement. In addition, on March 6, 2017 and March 15, 2017, the Debtors filed supplements to the Plan with the Bankruptcy Court.   On March 17, 2017, the Bankruptcy Court entered an order confirming the Plan. On April 3, 2017, the Debtors satisfied the conditions to effectiveness set forth in the Plan. As a result, the Plan became effective in accordance with its terms, and the Debtors emerged from their Chapter 11 Cases.

On April 21, 2017, the Reorganized Debtors filed their monthly operating report for the month ended March 31, 2017 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This current report (including the exhibits hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

Any financial information included in the Monthly Operating Report (the “financial information”) was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission ("SEC") or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The financial information does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the financial information and, accordingly, do not express an opinion or any other form of assurance with respect to the financial information. The inclusion of the financial information herein should not be regarded as an indication that the Company or their affiliates or representatives consider the financial information to be a reliable prediction of future events, and the financial information should not be relied upon as such. Neither the Company nor any of their affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the financial information, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the financial information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the financial information are shown to be in error.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. As outlined in the Plan, the Company's previously outstanding equity securities were canceled and extinguished upon the effective date of the Plan, and holders thereof did not receive or retain, any property or interest in property on account of such previously outstanding equity interests. The recoveries for the Company’s other previously outstanding securities were also set forth in the Plan. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee of the Eastern District of Missouri and the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation. The Monthly Operating Report does not include all of the information and footnotes required by GAAP. Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

The unaudited statement of operations for the month ended March 31, 2017 included in the Monthly Operating Report reflects consolidated income from continuing operations, net of income taxes of $16.8 million, which includes $30.5 million of asset impairment charges related to a certain coal lease in the Midwest that was terminated by the counterparty, $50.2 million of depreciation, depletion and amortization expense and $21.4 million in reorganization items, net primarily related to professional fees. The Company's liquidity position consisted of $1,068.1 million of cash and cash equivalents at March 31, 2017, including $261.6 million held by Debtor entities. Cash and cash equivalents increased by $22.8 million during the month, driven largely by $34.9 million of cash flows provided by operating activities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, all of which are difficult to predict and many of which are beyond Peabody Energy’s control. These risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and Exhibit 99.2 of the Current Report on Form 8-K filed by the Company with the SEC on April 11, 2017, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as other risks and uncertainties. Factors that could affect Peabody Energy’s results or an investment in its securities include, but are not limited to:

•	competition in the energy market and supply and demand for our products, including the impact of alternative energy sources, such as natural gas and renewables;

•	global steel demand and the downstream impact on metallurgical coal prices, and lower demand for Peabody Energy's products by electric power generators;

•	customer procurement practices and contract duration;

•	the impact of weather and natural disasters on demand, production and transportation;

•	reductions and/or deferrals of purchases by major customers and Peabody Energy's ability to renew sales contracts;

•	credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, bank and other financial counterparties;

•	geologic, equipment, permitting, site access, operational risks and new technologies related to mining;

•	transportation availability, performance and costs;

•	availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires;

•	impact of take-or-pay arrangements for rail and port commitments for the delivery of coal;

•	successful implementation of business strategies, including, without limitation, the actions Peabody Energy is implementing to improve its organization;

•	negotiation of labor contracts, employee relations and workforce availability, including, without limitation, attracting and retaining key personnel;

•	changes in post-retirement benefit and pension obligations and their related funding requirements;

•	replacement and development of coal reserves;

•	effects of changes in interest rates and currency exchange rates (primarily the Australian dollar);

•	effects of acquisitions or divestitures;

•	Peabody Energy's ability to successfully consummate planned divestitures;

•
economic strength and political stability of countries in which Peabody Energy has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations;

•	Peabody Energy's ability to obtain and renew permits necessary for its operations;

•
Peabody Energy's ability to appropriately secure its requirements for reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to it operations, including its ability to utilize self-bonding and/or successfully access the commercial surety bond market;

•	litigation or other dispute resolution, including, but not limited to, claims not yet asserted;

•	terrorist attacks or security threats, including, but not limited to, cybersecurity breaches;

•	impacts of pandemic illnesses;

•
any lack of an established market for certain of Peabody Energy's securities, including Peabody Energy's Series A Convertible Preferred Stock, and potential dilution of its common stock due to future issuances of equity securities;

•	price volatility in Peabody Energy's securities;

•	short-sales in Peabody Energy's common stock; and

•	any conflicts of interest between Peabody Energy's significant shareholders and other holders of its capital stock.

In addition, such factors include the following related to Peabody Energy's current capital structure:

•	Peabody Energy's ability to generate sufficient cash to service all of its indebtedness;

•	Peabody Energy's debt instruments and capital structure place certain limits on its ability to pay dividends and repurchase Common Stock; and

•	Peabody Energy's ability to comply with financial and other restrictive covenants in various agreements, including its debt instruments.

Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Monthly Operating Report for the month ended March 31, 2017, filed with the United States Bankruptcy Court for the Eastern District of Missouri.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

April 21, 2017	/s/ Amy B. Schwetz
Name: Amy B. Schwetz
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report for the month ended March 31, 2017, filed with the United States Bankruptcy Court for the Eastern District of Missouri.